Acquisitions and other transactions	12 Months Ended
Dec. 31, 2021
Acquisitions and other transactions
Acquisitions and other transactions

Note 4 – Acquisitions and other transactions

(a)	Investment in Skeena Resources Limited (Eskay Creek) – Canada

On December 23, 2021, for the aggregate purchase price of $17.2 million (C$22.1 million): (i) the Company acquired 1,471,739 common shares of Skeena Resources Limited (“Skeena”), (ii) Skeena and Franco-Nevada entered into an amendment to the terms of their existing 1% NSR royalty agreement such that Franco-Nevada’s amended royalty will cover substantially all of the Eskay Creek gold-silver project (“Eskay Creek”) land package, including all currently known mineralized zones, and (iii) Skeena granted Franco-Nevada a right of first refusal (the “ROFR”) over the sale of a 0.5% NSR royalty (the “0.5% NSR Royalty”) on Eskay Creek.

If Skeena has not sold the 0.5% NSR Royalty by October 2, 2023, Franco-Nevada will have the right to purchase the 0.5% NSR Royalty for C$22.5 million.

The transaction has been accounted for as an acquisition of an equity investment and an acquisition of a mineral royalty interest.

(b)	Rosemont/Copper World Royalty Interest – U.S.A.

On November 26, 2021, the Company, through a wholly-owned subsidiary, acquired from certain private sellers an existing 0.585% NSR royalty interest on Hudbay Minerals Inc.’s (“Hudbay”) Rosemont copper project. With the acquisition of this royalty, which has identical terms as the Company’s existing 1.5% NSR royalty and covers the same land package, including most of the Copper World deposits, Franco-Nevada now has a 2.085% NSR over the project.

The total consideration for the 0.585% NSR royalty interest was $19.5 million payable as follows: (i) $7.0 million paid on closing of the transaction and (ii) up to $12.5 million in contingent payments upon achievement of certain milestones at Rosemont and/or the Copper World deposits.

The transaction has been accounted for as an acquisition of a mineral royalty interest. The contingent payments will be capitalized as part of the cost of the royalty interest when the underlying obligating events have occurred.

(c)	Vale Royalty – Brazil

On April 16, 2021, the Company acquired 57 million of Vale S.A.’s (“Vale”) outstanding participating debentures (the “Royalty”) for $538 million (R$3,049,500,000). The terms of the Royalty were set to ensure that holders would participate in potential future benefits that might be obtained from exploration of certain mineral resources from Vale’s Northern System, Southeastern System and on certain copper and gold assets. Holders of the debentures have the right to receive semi-annual payments equal to an agreed percentage of revenues less value-added and other sales or revenue taxes, transport costs and insurance expenses related to the trading of the products, derived from these mineral resources. Royalty payments are declared on a semi-annual basis on March 31st and September 30th of each year reflecting the sales from the underlying mines in the preceding half calendar year period.

Management has determined that the Royalty is economically equivalent to royalty interests with no maturity until the underlying mining rights are extinguished, and has accounted for the transaction as an acquisition of a mineral royalty interest.

(d)	Séguéla Royalty Interest – Côte d'Ivoire

On March 30, 2021, the Company acquired a 1.2% NSR on Fortuna Silver Mines Inc.’s (“Fortuna”) Séguéla gold project in Côte d'Ivoire for $15.2 million (A$20.0 million). The royalty agreement is subject to a buy-back at the option of Fortuna of up to 50% of the royalty at a pro rata portion of the purchase price for a period of up to three years after closing.

The transaction has been accounted for as an acquisition of a mineral royalty interest.

(e)	Condestable Gold and Silver Stream – Peru

On March 8, 2021, the Company, through a wholly-owned subsidiary, closed a precious metals stream agreement with reference to the gold and silver production from the Condestable mine in Peru, for an up-front deposit of $165.0 million. The Condestable mine is located approximately 90 kilometers south of Lima, Peru, and is owned and operated by a subsidiary of Southern Peaks Mining LP (“SPM”), a private company.

Commencing on January 1, 2021 and ending December 31, 2025, Franco-Nevada will receive 8,760 ounces of gold and 291,000 ounces of silver annually until a total of 43,800 ounces of gold and 1,455,000 ounces of silver have been delivered (the “Fixed Deliveries”). Thereafter, Franco-Nevada will receive 63% of the contained gold and contained silver produced until a cumulative total of 87,600 ounces of gold and 2,910,000 ounces of silver have been delivered (the “Variable Phase 1 Deliveries”). The stream then reduces to 25% of gold and silver produced from concentrate over the remaining life of mine (the “Variable Phase 2 Deliveries”). Franco-Nevada will pay 20% of the spot price for gold and silver for each ounce delivered under the stream (the “Ongoing Payment”). The stream has an effective date of January 1, 2021.

Until March 8, 2025, subject to certain restrictions, a subsidiary of SPM may, at its option, make a one-time special delivery comprising the number of ounces of refined gold equal to $118.8 million at the then current spot price subject to the Ongoing Payment, to achieve the early payment of the Fixed Deliveries and Variable Phase 1 Deliveries. The Variable Phase 2 Deliveries would commence immediately thereafter.

The transaction has been accounted for as an acquisition of a stream interest.

(f)	Mineral Rights with Continental Resources, Inc. – U.S.A.

The Company, through a wholly-owned subsidiary, has a strategic relationship with Continental to acquire, through a jointly-owned entity (the “Royalty Acquisition Venture”), royalty rights within Continental’s areas of operation.

Franco-Nevada recorded contributions to the Royalty Acquisition Venture of $22.4 million in 2021 (2020 – $29.8 million). In the first half of the year, following weak commodity prices, Franco-Nevada and Continental agreed to reduce the pace of their capital funding commitments to the Royalty Acquisition Venture. As at December 31, 2021, the total cumulative investment in the Royalty Acquisition Venture totaled $428.4 million and Franco-Nevada has remaining commitments of up to $91.6 million. Accounts payable at December 31, 2021 include $1.7 million (2020 - $10.2 million) of contributions disbursed after year-end.

The Royalty Acquisition Venture is accounted for as a joint operation in accordance with IFRS 11 Joint Arrangements.

(g)	Haynesville Royalty Interests –U.S.A.

On December 29, 2020, the Company, through a wholly-owned subsidiary, acquired a royalty portfolio in the Haynesville gas play in Texas, for $135.0 million. The royalties are derived principally from mineral title which provides a perpetual interest in royalty lands.

The acquisition has an effective date of October 1, 2020. Between the effective date and the closing date, the asset has generated approximately $4.2 million in royalties.

The transaction has been accounted for as an acquisition of a mineral royalty interest.

(h)	Sabodala Gold Stream Agreement – Senegal

On September 25, 2020, the Company, through a wholly-owned subsidiary, amended its existing Sabodala gold purchase and sale agreement with Teranga Gold Corporation (“Teranga”) to compensate the Company for displacement that will be caused by the processing of Massawa ore through the Sabodala processing facilities and to provide for certain protocols for the commingling of Sabodala and Massawa ores. Teranga acquired a 90% interest in the Massawa project from Barrick Gold Corporation on March 4, 2020.

The amended agreement provides that effective September 1, 2020, Teranga will make fixed deliveries of 783.33 ounces of refined gold per month until 105,750 ounces of gold have been delivered to the Company (the “Fixed Delivery Period”) and 6% of production from the stream area thereafter. Following the Fixed Delivery Period, a reconciliation will be conducted to determine if the Company would have received more or less than 105,750 ounces of gold under the 6% variable stream during such period. Teranga will be entitled to a credit for an over-delivery which will be applied against the 6% variable stream until depleted and the Company will be entitled to a one-time additional delivery in the case of an under-delivery.

(i)	Rio Baker (Salares Nortes) Royalty Interest – Chile

On September 23, 2020, the Company, through a wholly-owned subsidiary, acquired an existing 2% NSR on all mineral production from Gold Fields’ Rio Baker concessions in Chile for $5.0 million cash with contingent payments of up to $8.0 million. With this acquisition, the Company now has exposure to 100% of the Salares Norte deposit. The royalty agreement is subject to a 0.5% buy-back at any time for $4.0 million.

The transaction has been accounted for as an acquisition of a mineral royalty interest.

(j)	Alpala Royalty Interest – Ecuador

On September 11, 2020, the Company completed a royalty transaction with SolGold plc (“SolGold”) to acquire a 1% NSR with reference to all minerals produced from the Alpala copper-gold-silver project in northern Ecuador for $100.0 million. The Alpala project is owned by Exploraciones Novomining SA, which is held 85% by SolGold and 15% by Cornerstone Capital Resources Inc. SolGold has the option to buy-back 50% of the royalty for a period of time. Franco-Nevada is entitled to receive certain minimum royalty payments from 2028 and also has the option to convert the NSR to a gold-only NSR for a period of time once Alpala is producing. The NSR covers the Cascabel concession. The principal and interest of the $15.0 million bridge loan that the Company provided to SolGold in May 2020 were applied toward the Company’s payment of the purchase price.

The transaction has been accounted for as an acquisition of a mineral royalty interest.

(k)	Freeport Portfolio of Royalty Interests

On September 1, 2020, the Company completed the acquisition of a portfolio of 24 royalties from Freeport-McMoRan Inc. for $30.6 million in cash. Producing royalties have been added to the Company’s portfolio from Industrias Peñoles, S.A.B.de C.V.’s Milpillas copper mine in the northwestern Mexican state of Sonora, Mexico and from Ormat Technologies Inc.’s Neal Hot Spring geothermal operation in Oregon. The remaining royalties are classified as exploration, including prospective royalties over Wallbridge Mining Co. Ltd.’s Fenelon, Martiniere and Northway-Noyon projects and certain of Glencore Canada Corporation’s projects in the Matagami region of Quebec, among others.

The transaction has been accounted for as an acquisition of a mineral royalty interest.

(l)	Island Gold Royalty Interest – Canada

On March 20, 2020, Franco-Nevada acquired an existing 0.62% NSR on Alamos Gold Inc.’s Island Gold project in Finan Township in the Province of Ontario for $13.4 million (C$19.0 million).

The transaction has been accounted for as an acquisition of a mineral royalty interest.